UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): July 16, 2004


                               FRESH CHOICE, INC.
             (Exact name of registrant as specified in its charter)

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            Delaware                  0-20792                   77-0130849
 (State or other jurisdiction of   (Commission                (IRS Employer
         incorporation)             File Number)            Identification No.)

                            ------------------------


                               485 Cochrane Circle
                          Morgan Hill, California 95037
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 776-0799




                                 Not Applicable
          (Former name or former address, if changed since last report)








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Item 5.  Other Events and Regulation FD Disclosure

     On July 12, 2004 the Registrant received a Nasdaq Staff Determination indicating that as a result of its recent filing under Chapter 11 of the U.S. Bankruptcy Code the Nasdaq Staff had determined pursuant to Nasdaq Marketplace Rules 4300 and 4450(f) that its securities will be delisted from the Nasdaq National Market as of the opening of business on July 21, 2004. The Company expects that its common stock will continue to trade on the NASD OTC Bulletin Board under the symbol SALD.OB.

     A copy of Registrant's press release dated July 16, 2004 announcing the delisting is attached as Exhibit 99.1 hereto and is hereby incorporated by reference.


Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

Exhibit No.                    Description
-----------                    -----------

   99.1 Press release dated July 16, 2004 announcing that the Company's securities will be delisted from the Nasdaq National Market as of the opening of business on July 21, 2004.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           FRESH CHOICE, INC.


Date: July 16, 2004                        By: /s/ David E. Pertl
                                               ---------------------------------
                                                   David E. Pertl
                                                   Executive Vice President and
                                                   Chief Financial Officer
                                                   (Principal Financial and
                                                   Accounting Officer)

                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                    Description
-----------                    -----------

   99.1 Press release dated July 16, 2004 announcing that the Company's securities will be delisted from the Nasdaq National Market as of the opening of business on July 21, 2004.